Fair value measurement - Contingent consideration (Details) - Contingent consideration in relation to investments and acquisitions - Level 3 - CNY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Contingent consideration in relation to investments and acquisitions
Balance at beginning	¥ 829	¥ 2,232
Additions	178	376
Net decrease in fair value	(34)	(19)
Payment	(445)	(1,746)
Foreign currency translation adjustments	9	(14)
Balance at end	¥ 537	¥ 829